UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2004

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

Issuance and Sale of Convertible Senior Notes and First Mortgage Bonds

On December 13, 2004, CMS Energy Corporation ("CMS Energy") issued and sold $287.5 million principal amount of its 2.875 percent Convertible Senior Notes due 2024 (the "Notes"), pursuant to an effective shelf Registration Statement on Form S-3 (No 333-51932) and a Prospectus Supplement dated December 8, 2004 to a Prospectus dated September 21, 2004. CMS Energy will use the proceeds to redeem the $180 million principal amount of its outstanding X-TRAS, plus accrued but unpaid interest and any associated option payment, and for general corporate purposes.

On December 13, 2004, Consumers Energy Company ("Consumers") issued and sold $225 million principal amount of its 5.00 percent First Mortgage Bonds due 2015 (the "Bonds"), pursuant to an effective shelf Registration Statement on Form S-3 (No 333-120611) and a Prospectus Supplement dated December 8, 2004 to a Prospectus dated December 1, 2004. Consumers will use the proceeds (i) to redeem the aggregate outstanding balance of $207.7 million of its 7.375% first mortgage bonds due 2023, (ii) to pay the attendant call premium of $6,893,563, (iii) to pay accrued interest to the redemption date, and (iv) for general corporate purposes.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with those offerings.

Withdrawal of Shareholder Litigation Demand Letter

On December 6, 2004, the Board of Directors of CMS Energy (the "Board") received a shareholder litigation demand letter, as reported in a Current Report on Form 8-K filed on December 8, 2004, which is incorporated by reference herein. On December 13, 2004, the Board received a letter dated December 10, 2004 from the shareholder’s attorney, withdrawing, without prejudice, the shareholder litigation demand.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

4.1 Indenture dated as of September 15, 1992 between CMS Energy and NBD Bank, as Trustee (predecessor to ultimate successor, J.P. Morgan Trust Company, N.A.) (Incorporated by reference herein, previously filed as an exhibit to CMS Energy’s Form S-3 filed May 1, 1992)

4.2 Seventeenth Supplemental Indenture dated as of December 13, 2004 between CMS Energy and J.P. Morgan Trust Company, N.A., a national banking association

4.3 Indenture dated as of September 1, 1945 between Consumers and City Bank Farmers Trust Company, as trustee (predecessor to ultimate successor, JPMorgan Chase Bank, N.A.) including therein indentures supplemental thereto through the Forty-third Supplemental Indenture dated as of May 1, 1979 (Incorporated by reference herein, previously filed as an exhibit to Consumers’ Registration Statement No. 2-65973)

4.4 Ninety-eighth Supplement Indenture dated as of December 13, 2004 between Consumers and JPMorgan Chase Bank, N.A., a national banking association

5.1 Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, regarding the legality of the Notes issued by CMS Energy

5.2 Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, regarding the legality of the Bonds issued by Consumers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

December 13, 2004	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

December 13, 2004	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.2	Seventeenth Supplemental Indenture dated as of December 13, 2004 between CMS Energy and J.P. Morgan Trust Company, N.A., a national banking association
4.4	Ninety-eighth Supplemental Indenture dated as of December 13, 2004 between Consumers and JPMorgan Chase Bank, N.A., a national banking association
5.1	Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, regarding the legality of the Notes issued by CMS Energy
5.2	Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, regarding the legality of the Bonds issued by Consumers